BLACKROCK FUNDS II

BlackRock U.S. Government Bond Portfolio

(the “Fund”)
BlackRock Shares
Investor B1 Shares
Investor C1 Shares

Supplement dated April 22, 2015

to the Prospectuses dated January 28, 2015

Effective immediately, the following changes are made to the Fund’s Prospectuses for the above listed share classes:

The first sentence of the second paragraph in the section of each Prospectus entitled “Fund Overview — Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

Securities purchased by the Fund (except with respect to non-dollar denominated bonds) generally are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the Fund management team to be of similar quality. The Fund may also invest up to 5% of its assets in dollar-denominated investment grade securities that are rated below the highest rating category at the time of purchase.

The third paragraph in the section of each Prospectus entitled “Details about the Fund — How the Fund Invests — Investment Process” is deleted in its entirety and replaced with the following:

If a security was rated in the highest rating category at the time of purchase and its rating falls below the highest rating category (except for non-dollar denominated bonds held by the Fund), the management team will decide whether to continue to hold the security. With respect to non-dollar denominated bonds and other investment grade securities held by the Fund, if a security’s rating falls below investment grade, the management team will decide whether to continue to hold the security.

The first sentence of the second paragraph in the section of each Prospectus entitled “Details about the Fund — How the Fund Invests — U.S. Government Bond Portfolio — Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Securities purchased by the Fund (except with respect to non-dollar denominated bonds) generally are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the Fund management team to be of similar quality. The Fund may also invest up to 5% of its assets in dollar-denominated investment grade securities that are rated below the highest rating category at the time of purchase.

Shareholders should retain this Supplement for future reference

PR-BD7BLKPRI-0415SUP